NATIONWIDE(R) FAMILY OF FUNDS
     Gartmore Growth 20 Fund



PROSPECTUS 2000
     SEPTEMBER 29, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[NATIONWIDE LOGO]

TABLE OF CONTENTS

FUND SUMMARY...................................................................2
Objective and Principal Strategies.............................................3
Principal Risks................................................................3
Performance....................................................................4
Fees and Expenses..............................................................4

MORE ABOUT THE FUND............................................................6
Principal Investments and Techniques...........................................6
Principal Risks................................................................6

MANAGEMENT.....................................................................9
Investment Manager.............................................................9
Portfolio Managers.............................................................9

BUYING, SELLING AND EXCHANGING FUND SHARES....................................10
Choosing a Share Class........................................................10
Buying Shares.................................................................11
Selling Shares................................................................14
Distribution Plan.............................................................16
Exchanging Shares.............................................................16

DISTRIBUTIONS AND TAXES.......................................................18
Distributions of Income Dividends.............................................18
Distributions of Capital Gains................................................18
Reinvesting Distributions.....................................................18
State and Local Taxes.........................................................18
Selling Fund Shares...........................................................18
Exchanging Fund Shares........................................................18

ADDITIONAL INFORMATION................................................BACK COVER

FUND SUMMARY
This prospectus provides information about the Gartmore Growth 20 Fund (the "Fund"), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes -- Class A, Class B and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth below. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page ten.

This section summarizes key information about the Fund. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page six.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

To achieve its objective, the Fund normally invests at least 65% of its assets in common stock and convertible securities of companies of any market capitalization in any country which demonstrate high growth potential. The portfolio manager generally intends to be fully invested in these securities. The Fund looks for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks. It usually will sell portfolio securities if:
  - the outlook of a company's earnings growth becomes less attractive
  - more favorable opportunities are identified.
  - there is a significant increase in share price volatility

The Fund may also invest in debt securities, indexed/ structured securities, high yield/ high-risk bonds, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

DERIVATIVES RISK. An investment in derivative contracts can have an impact on market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. Counterparties to the over-the-counter derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. In addition, the Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. Since the Fund normally concentrates in a core portfolio of 20 to 30 stocks, this risk may be increased. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page six.

Fund Summary

PERFORMANCE

No performance information is provided because the Fund did not begin operations until on or about June 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                          Institutional
                                                          Service
Shareholder Fees(1)                   Class A   Class B   Class
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      None
on purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
                                                    Service
Annual Fund Operating Expenses  Class A   Class B   Class
(deducted from Fund assets)     shares    shares    shares
-----------------------------------------------------------------
Management Fees(5)              0.90%     0.90%     0.90%
 .................................................................
Distribution and/or Service     0.25%     1.00%     None
(12b-1) Fees
 .................................................................
Other Expenses(6)               0.87%     0.72%     0.79%
-----------------------------------------------------------------
Total Annual Fund               2.02%     2.62%     1.69%
Operating Expenses
 .................................................................
Amount of Fee Waiver/Expense    0.42%     0.42%     0.39%
Reimbursement
-----------------------------------------------------------------
NET FUND OPERATING              1.60%     2.20%     1.30%
EXPENSES AFTER WAIVERS(7)

-----------------------------------------------------------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 11.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- CDSC on Class A and Class B shares" on page 14.

(5) The Fund commenced operations on or about June 30, 2000. As a result, the management fee represents the fee which is payable to the Villanova Mutual Fund Capital Trust (VMF), the Fund's adviser under its contract with the Fund. In addition, the management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 9.

(6) As a new fund, these are estimates for the current fiscal year ending in October 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and VMF.

(7) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Fund Operating Expenses After Waivers" through October 31, 2001. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

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

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
Class A shares                             $728    $1,172
 ..........................................................
Class B shares                             $723    $1,114
 ..........................................................
Institutional Service Class shares         $132    $  533

You would pay the following expenses on the same investment if you did not sell your shares:

                                          1 year   3 years
----------------------------------------------------------
Class A shares                             $728    $1,172
 ..........................................................
Class B shares                             $223    $  814
 ..........................................................
Institutional Service Class shares         $132    $  533

MORE ABOUT THE FUND
This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the principal investment technique described below to increase returns, protect assets or diversify investments. This technique involves certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

CONVERTIBLE SECURITIES. In addition to investing in common stock, the Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (generally companies must pay holders of convertibles before they pay common stock shareholders), but they are typically less secure than similar non-convertible securities such as bonds (bondholders generally must be paid before holders of convertibles and common stock). Because convertibles are subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - lack depth of management
  - lack a proven track record
  - be unable to generate funds necessary for growth or development
  - be developing or marketing new products or services for which markets are not yet established and may never become established
  - market products or services which may become quickly obsolete.

Certain small cap industries that the Fund invests in may be in the technology and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

   NON-DIVERSIFICATION
   As a non-diversified fund, the Fund has the ability to invest a larger portion of its assets in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value (NAV) of the Fund and its performance, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. With regard to the Fund, such risks are increased because the Fund normally concentrates its investments in a core group of twenty to thirty common stocks.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

  - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S.A. Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

  - FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

  - EUROPEAN ECONOMIC AND MONETARY UNION (EMU). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

   - If the transition to euro, or EMU as a whole, does not proceed as planned.

   - If a participating country withdraws from EMU.

   - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

More About the Fund

TEMPORARY DEFENSIVE POSITIONS. In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

MANAGEMENT

INVESTMENT MANAGER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999. As of August 31, 2000, VMF and its affiliates had approximately $24.2 billion in assets under management.

The Fund pays VMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. The Fund's SAI contains detailed information about any possible performance based adjustments to the management fees. The management fee is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                               Min     Base    Max
Assets                         Fee     Fee     Fee
---------------------------------------------------
up to $500 million             0.68%   0.90%   1.12%
 ...................................................
$500 million -- $2 billion     0.62%   0.80%   0.98%
 ...................................................
$2 billion +                   0.59%   0.75%   0.91%

PORTFOLIO MANAGERS

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined VMF in March 2000. Prior to joining VMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

Aaron Harris joined VMF in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager for Nicholas-Applegate Capital Management and co-managed the Nicholas-Applegate Global Technology Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A and Class B shares are available to all investors; Institutional Service Class shares are available to a limited group of investors.

With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares; and with Class B shares you pay a sales charge (known as a contingent deferred sales charge, or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to Nationwide Advisory Services, Inc. (NAS), the Fund's principal distributor, who either retains them or pays a selling representative. There is no such sales charge on Institutional Service Class shares.

Class A and Class B shares both pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Nationwide Advisory Services, Inc. (NAS) or paid by NAS to brokers for distribution and shareholder services. Class A and Institutional Service Class shares may pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an up-front sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. As the Fund's principal distributor, NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years and older.

When choosing a share class, consider the following:

Class A shares               Class B shares
--------------------------------------------------------
Front-end sales charge       No front-end sales charge,
means that a portion of      so your full investment
your initial investment      immediately goes toward
goes toward the sales        buying shares
charge, and is not invested
 ........................................................
Reductions and waivers of    No reductions of the
the sales charge available   contingent deferred sales
                             charge available, but
                             waivers available
 ........................................................

Class A shares               Class B shares
--------------------------------------------------------
Lower expenses than Class B  Higher distribution and
shares mean higher           service fees than Class A
dividends per share          shares mean lower dividends
                             per share
 ........................................................
Conversion features are not  After seven years, Class B
applicable                   shares convert into Class A
                             shares, which reduces your
                             future Fund expenses
 ........................................................
No sales charge when shares  Contingent deferred sales
are sold back to the Fund.   charge (CDSC) if shares
A CDSC of up to 1% may be    sold within six years: 5%
charged on certain           in the first year, 4% in
redemptions of Class A       the second, 3% in the third
shares purchased without a   and fourth years, 2% in the
sales charge                 fifth, and 1% in the sixth
                             year

For investors who are eligible to purchase Institutional Service Class shares, the purchase of Institutional Service Class shares will be preferable to purchasing Class A or Class B Shares.

  WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

   The Institutional Service Class shares are available for purchase only by the following:
  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
  - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
  - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
    Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its NAV next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV\ is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

 MINIMUM INVESTMENTS --
 CLASS A & B SHARES

 To open an account                               $1000
 ......................................................
 Through the Automatic Asset
 Accumulation plan
 (per transaction)                                  $25
 ......................................................
 Additional investments                            $100

 MINIMUM INVESTMENTS --
 INSTITUTIONAL SERVICE CLASS SHARES

 To open an account                             $50,000
 ......................................................
 Additional investments                          $5,000
 --------------------------------------------------------------

 These minimum investment requirements do not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker (other than NAS), different minimum account requirements may apply.

The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV for the Fund when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect the NAV

If current prices are not available, or if Villanova SA Capital Trust (VSA) as the Fund's administrator or its agent determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                    Sales charge
                                  Sales charge      as % of
                                  as % of           amount
Amount of purchase                offering price    invested
----------------------------------------------------------------
less than $50,000                 5.75%             6.10%
 ................................................................
$50,000 to $99,999                4.50              4.71
 ................................................................
$100,000 to $249,999              3.50              3.63
 ................................................................
$250,000 to $499,999              2.50              2.56
 ................................................................
$500,000 to $999,999              2.00              2.04
 ................................................................
$1 million to $24,999,999         0.50              0.50
 ................................................................
$25 million or more               0.25              0.25

Buying, Selling and Exchanging Fund Shares

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product), NAS will pay a finder's fee to the dealer when the Fund shares are purchased. For the dealer to be eligible for the finder's fee, the following requirements apply:

  - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Nationwide Family of Funds (Nationwide Funds) Class A shares;

  - The purchase can be made in any combination of Nationwide Funds; and

  - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million

     0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million

     0.25% for sales of the Nationwide Funds of $50 million or more

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate the Class A initial sales charge through one or more of the discounts described below:

  - Increase the amount of your investment. The preceding table shows how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments, possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

Class A shares sold to:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

  - Any person who pays for the shares with proceeds of a sale of mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver);
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA, NAS and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods below. Eligible entities wishing to purchase Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

BY MAIL -- Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.

BY WIRE -- You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.

BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week for easy access to your mutual fund accounts. Once

Buying, Selling and Exchanging Fund Shares

you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire or telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012
Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

For additional information on buying shares and shareholder services, call the customer service number listed above or contact your Nationwide representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than you paid for the shares depending upon the market value of the Fund's investments at the time of sale.

 Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 calendar days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A AND CLASS B SHARES

A signature guarantee is required under the following circumstances:

  - if a redemption is over $100,000,

  - if your account registration has changed within the last 30 days,

  - if the redemption check is made payable to anyone other than the registered shareholder,

  - if the proceeds are sent back to a bank account not previously designated or changed within the past 30 days, or

  - if the proceeds are mailed to an address other than the address of record.

NAS reserves the right to require a signature guarantee in other circumstances, without notice.

CDSC ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                            7 years
Sale within            1 year  2 years  3 years  4 years  5 years  6 years  or more
------------------------------------------------------------------------------------
Sales charge           5%      4%       3%       3%       2%       1%       0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. Also, we will waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the Statement of Additional Information.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A and Class B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to "Signature guarantee -- Class A and Class B shares." Eligible entities wishing to sell Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares."

CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privilege on your application you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your applications), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)

BY MAIL OR FAX (No minimum) -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds.

Buying, Selling and Exchanging Fund Shares

Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire or telephone as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A AND CLASS B SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information concerning your ability to sell your shares, call our customer service line at 1-800-848-0920 or see your Nationwide representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Fund to compensate NAS -- as distributor -- for expenses associated with distributing the Fund's shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A and Class B shares of the Fund pay NAS compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

CLASS                            AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of one fund for Class A shares of another, but you cannot exchange Class A shares for Class B shares.

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares."

There is no sales charge for exchanges of Class B or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the shares had not been sold at the time they were exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class B shares, the time you hold Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone or by on-line access (see "Buying Shares -- How to place your purchase order" or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system or by logging on to our website. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days, written notice to shareholders.

EXCESSIVE TRADING

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For the current capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You are subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time a check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

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

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 249-8705 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representations are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Fund's website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of the Fund's documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

Nationwide Logo

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1295